Supplement dated June 15, 2022
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia ETF Trust I
Columbia Multi-Sector Municipal Income ETF	3/1/2022
 Anders Myhran has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund's investment manager, effective September 30, 2022. Until then, Mr. Myhran will continue to serve as a Portfolio Manager of the Fund. Effective immediately, the information in the Fund's Prospectus and Summary Prospectus is hereby revised as follows.
The portfolio manager information under the heading “Fund Management” in the Summary Prospectus and the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Catherine Stienstra	Senior Portfolio Manager and Head of Municipal Bond Investments	Lead Portfolio Manager	2018
Douglas Rangel, CFA	Senior Portfolio Manager	Portfolio Manager	June 2022
William (Bill) L. Callagy	Portfolio Manager	Portfolio Manager	June 2022
Anders Myhran, CFA	Senior Portfolio Manager	Portfolio Manager	2018*
* Following his retirement on September 30, 2022, Mr. Myhran will no longer serve as portfolio manager of the Fund.
The rest of the section remains the same.
The portfolio manager information under the heading “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus, is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Catherine Stienstra	Senior Portfolio Manager and Head of Municipal Bond Investments	Lead Portfolio Manager	2018
Douglas Rangel, CFA	Senior Portfolio Manager	Portfolio Manager	June 2022
William (Bill) L. Callagy	Portfolio Manager	Portfolio Manager	June 2022
Anders Myhran, CFA	Senior Portfolio Manager	Portfolio Manager	2018*
* Following his retirement on September 30, 2022, Mr. Myhran will no longer serve as portfolio manager of the Fund.
Ms. Stienstra joined the Investment Manager in 2007 as a senior portfolio manager. Ms. Stienstra began her investment career in 1988 and earned a B.A. from the University of Nebraska.
Mr. Rangel joined the Investment Manager in 2019. Prior to joining the Investment Manager, he was a senior director for client portfolio management at Galliard Capital Management, a wholly-owned subsidiary of Wells Fargo. Mr. Rangel began his investment career in 2000 and earned a B.A. in Business Management from Greenville University and an M.B.A. from the University of St. Thomas.
Mr. Callagy joined the Investment Manager in 2017. Mr. Callagy began his investment career in 2008 and earned a B.S. from Fairfield University.
Mr. Myhran joined the Investment Manager in 1992. Mr. Myhran began his investment career in 1992 and earned a B.A. in business with majors in finance and quantitative analysis from the University of Wisconsin.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP303_10_002_(06/22)